**AMENDMENT TO**
**ASSET PURCHASE AGREEMENT**

**THIS AMENDED AGREEMENT** dated **the** 18th **day of February, 2008.**

**BETWEEN:**

**BLACKEDGE STRATEGIC CAPITAL AND CONSULTING LTD.**

(the "*Vendor*")

**OF THE FIRST PART**

**AND:**

**PROJECT DEVELOPMENT PACIFIC, INC.**

(the "*Purchaser*")

**OF THE SECOND PART**

**WHEREAS:**

A. On November 9, 2007, the parties entered into an agreement for the sale of mineral claims by the Vendor to the Purchaser for certain payment by the Purchaser to the Vendor for those claims (the "Agreement"), and;

B. The parties wish to modify the payment terms and reaffirm and restate all other terms of the Agreement.

**NOW THEREFORE THIS AGREEMENT WITNESSES** that in consideration of the terms and covenants herein and other good and valuable consideration, the receipt and sufficiency of which each party acknowledges, the parties hereto agree that Section 1 of the Agreement shall state as follows:

1. **PURCHASE AND SALE OF ASSETS**

1.1 **Sale of Assets**. Subject to the terms and conditions of this Agreement, the Vendor hereby sells, assigns and transfers to the Purchaser, and the Purchaser hereby purchases the Vendor's Claims.

1.2 **Purchase Price**. The purchase price payable by the Purchaser to the Vendor for the Vendor's Claims shall consist of 10,000,000 shares of common stock of the Purchaser, par value of $0.001 per share (the "*Shares*"), payable upon completion of the transfer of the Claims to Purchaser. The Purchaser shall be responsible for the cost of

transferring the Claims, and the Vendor will assist with such transfer. The transfer must be completed on or before February 29, 2008, or this Agreement is null and void, and Purchaser shall have no obligation to deliver the Shares hereunder.

Sections 1.3-1.4 have been eliminated.

Except as provided above, all other terms and conditions of the Agreement are hereby restated and included herein as if fully set forth above.

**IN WITNESS WHEREOF** the parties have duly executed this Agreement by their duly authorized officers effective the first day and year written above.

**VENDOR: BLACKEDGE STRATEGIC CAPITAL AND CONSULTING LTD.**

per: ______________________

NAME:
TITLE:

**PURCHASER: PROJECT DEVELOPMENT PACIFIC, INC.**

per: ______________________

NAME:
TITLE: President